UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2008

VALASSIS COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10991	38-2760940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19975 Victor Parkway, Livonia, MI	48152
(Address of Principal Executive Offices)	(Zip Code)

(734) 591-3000

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 1.01.	Entry Into Material Definitive Agreement.

On June 19, 2008, Valassis Direct Mail, Inc. (the “Seller”), a wholly-owned subsidiary of Valassis Communications, Inc. (the “Company”), completed the sale of its real properties located at Ten Targeting Centre, One Targeting Centre and 235 Great Pond Drive, Windsor, Connecticut to Siro II, LLC (the “Purchaser”) for an aggregate purchase price of $29,238,766 (the “Transaction”) pursuant to the execution of a Purchase and Sale Agreement, dated March 19, 2008, by and between the Seller and the Purchaser, as amended by First Amendment to Purchase and Sale Agreement, dated May 14, 2008, and Second Amendment to Purchase and Sale Agreement, dated June 10, 2008 (as amended, the “Agreement”). The Transaction was approved by the Seller’s Board of Directors and the Company’s Board of Directors on March 14, 2008 and June 17, 2008, respectively. Concurrent with the closing of the Transaction, the Purchaser entered into long-term lease agreements (the “Lease Agreements”) with respect to the properties located at One Targeting Centre and 235 Great Pond Drive.

The foregoing descriptions of the Agreement and the Lease Agreements are summary in nature and are qualified in their entirety by reference to the full texts of the Agreement and the Lease Agreements, respectively, copies of which are attached hereto as Exhibit 10.1, Exhibit 10.2 and 10.3 and incorporated herein by reference.

As required under the Company’s senior secured credit facility, the net cash proceeds of approximately $29 million from the sale of the properties will be used to repay part of the Company’s term loan B and delayed draw term loan portions of its senior secured credit facility.

In addition, on June 24, 2008, the Company issued a press release announcing the Transaction. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Purchase and Sale Agreement, dated March 19, 2008, between Valassis Direct Mail, Inc. and Siro II, LLC, as amended.

10.2	One Targeting Centre Lease, dated June 19, 2008, by and between 1 Targeting Centre LLC, Smith CT 3, LLC, Smith CT 4, LLC and Valassis Direct Mail, Inc.

10.3	235 Great Pond Lease, dated June 19, 2008, by and between 235 Great Pond, LLC, Smith CT 7, LLC, Smith CT 8, LLC and Valassis Direct Mail, Inc.

99.1	Press release of Valassis Communications, Inc, dated June 24, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALASSIS COMMUNICATIONS, INC.

	By:	/s/ Robert L. Recchia
Date: June 24, 2008	Name:	Robert L. Recchia
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Purchase and Sale Agreement, dated March 19, 2008, between Valassis Direct Mail, Inc. and Siro II, LLC, as amended.

10.2	One Targeting Centre Lease, dated June 19, 2008, by and between 1 Targeting Centre LLC, Smith CT 3, LLC, Smith CT 4, LLC and Valassis Direct Mail, Inc.

10.3	235 Great Pond Lease, dated June 19, 2008, by and between 235 Great Pond, LLC, Smith CT 7, LLC, Smith CT 8, LLC and Valassis Direct Mail, Inc.

99.1	Press release of Valassis Communications, Inc, dated June 24, 2008.